Supplement to the Current Statement of Additional Information – Part I

MFS® International Growth Fund

Effective immediately, the sub-sections entitled “Ownership of Fund Shares” and “Other Accounts” under the heading “Portfolio Manager(s)” in Appendix C are hereby restated as follows:

Ownership of Fund Shares.  The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of February 28, 2010. The following dollar ranges apply:

N.  None
A.  $1 - $10,000
B.  $10,001 - $50,000
C.  $50,001 - $100,000
D.  $100,001 - $500,000
E.  $500,001 - $1,000,000
F.  Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
David A. Antonelli	N

Other Accounts.  In addition to the Fund, the Fund’s portfolio managers are responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and total assets of which, as of February 28, 2010, were as follows:

1

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts*	Total Assets*	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David A. Antonelli	7	$5.0 billion	6	$671.0 million	12	$1.7 billion
________________

*   Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

The date of this supplement is April 1, 2010.